SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 1, 2015

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-16810894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 Wayzata Boulevard East, Suite 201

Wayzata, MN 55391

(Address of principal executive offices)

(952) 345-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On July 1, 2015, Nortech Systems Incorporated completed the acquisition of substantially all of the assets of Devicix, LLC (“Devicix”) upon the terms and conditions contained in an Asset Purchase Agreement entered into on July 17, 2015, by and among Devicix, Peter M. DeLange as shareholder of Devicix, and Nortech, which was previously described in Nortech’s Current Report on Form 8-K filed on June 18, 2015, which description is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 6, 2015

NORTECH SYSTEMS INCORPORATED

By:	/s/ Richard G. Wasielewski
RICHARD G. WASIELEWSKI
Chief Executive Officer